Exhibit 10.2


                                 AMENDMENT NO. 2
                                       TO
                         MULTICURRENCY CREDIT AGREEMENT

         THIS AMENDMENT NO. 2, DATED AS OF NOVEMBER 5, 1997, TO MULTICURRENCY CREDIT AGREEMENT, DATED AS OF JUNE 14, 1996, AS AMENDED (this "Amendment"), among Sola International Inc., a Delaware corporation (the "Company"), Sola IFSC, an Irish unlimited liability company, Sola International Holdings Ltd.
(ACN007719708), a South Australian corporation, Sola Optical Holdings (U.K.) Limited, an English corporation, Sola Optical S.A., a French corporation, Sola Optical GmbH, a German corporation, Sola Hong Kong Limited, a Hong Kong corporation, Sola ADC Lenses Limited, an Irish corporation, Sola Optical Italia S.p.A., an Italian corporation, Sola Optical Japan Limited, a Japanese corporation, Sola Optical Singapore Pte. Ltd., a Singapore corporation, American Optical Company International AG, a Switzerland corporation (the Company and such other Persons (such capitalized term and all other capitalized terms used herein without being defined shall have the meanings provided for in the Existing Credit Agreement (as defined below)), are each referred to as a "Tranche A Revolving Borrower" and collectively as the "Tranche A Revolving Borrowers"), the Persons named on the signature pages hereof as Subsidiary Guarantors (each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"), the several financial institutions from time to time party to the Amended Credit Agreement (as defined below), including in their capacity as co-agents (collectively, the "Banks" and individually a "Bank"), and Bank of America National Trust and Savings Association, as agent (in such capacity, the "Agent") for the Banks.


                              W I T N E S S E T H:

         WHEREAS, the Company, the Tranche A Revolving Borrowers, the Subsidiary Guarantors, the Banks, the Co-Agents and the Agent are parties to the Multicurrency Credit Agreement, dated as of June 14, 1996, as amended by Amendment No. 1, dated as of March 31, 1997 (the "Existing Credit Agreement");

         WHEREAS, the Company, the Tranche A Revolving Borrowers and the Subsidiary Guarantors have requested that the Banks amend the Existing Credit Agreement as herein provided;

         WHEREAS, the Banks are willing, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement, and enter into the other transactions contemplated hereby; and

         WHEREAS, the parties to the Existing Credit Agreement desire to add as parties to the Existing Credit Agreement, as modified by this Amendment, certain additional Banks;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Effective Date (as defined in Section 3.1), the Existing Credit Agreement is amended as follows (the Existing Credit Agreement as so amended is herein referred to as the "Amended Credit Agreement"):

           Amendments to Article I. Article I to the Existing Credit Agreement shall be amended as follows:

                  The definition of Applicable Margin in Article I of the Existing Credit Agreement is amended in its entirety to read as follows:

                  "'Applicable Margin' means (a) with respect to the unpaid principal amount of each Base Rate Loan, the applicable percentage set forth in the table below in the column entitled 'Applicable Margin for Base Rate Loans'; and (b) with respect to the unpaid principal amount of each LIBOR Rate Loan and Tranche A Revolving Loan that is a Fixed
         Rate Loan, the applicable percentage set forth in the table below in the column entitled 'Applicable Margin for LIBOR Rate Loans and Tranche
         A Revolving Loans that are Fixed Rate Loans':

          -----------------------------------------------------------------------------------------------------------------
          Leverage                                Applicable Margin for            Applicable Margin            Commitment
          Ratio                                   LIBOR Rate Loans and             for Base Rate Loans           Fee Rate
                                                  Tranche A Revolving Loans
                                                  that are Fixed Rate Loans
          -----------------------------------------------------------------------------------------------------------------
           (Less than or equal to) 3.00:1.00               0.750%                         Zero                    0.225%
          -----------------------------------------------------------------------------------------------------------------
           (Less than or equal to) 2.50:1.00               0.625%                         Zero                    0.175%
                           and
           (Greater than)          3.00:1.00
          -----------------------------------------------------------------------------------------------------------------
           (Less than or equal to) 2.00:1.00               0.500%                         Zero                    0.150%
                           and
           (Greater than)          2.50:1.00
          -----------------------------------------------------------------------------------------------------------------
           (Greater than)          2.00:1.00               0.450%                         Zero                    0.1375%
          -----------------------------------------------------------------------------------------------------------------


                  The Leverage Ratio used to compute the Applicable Margin and the Commitment Fee Rate shall be the Leverage Ratio set forth in the Compliance Certificate and relevant financial statements delivered by the Company to the Agent on the Closing Date pursuant to subsections 5.01(g) and (l) and, after the Closing Date, in the Compliance
         Certificate most recently delivered by the Company to the Agent pursuant to subsection 7.02(b) with respect to each fiscal quarter and the relevant financial statements relating to such fiscal quarter required to be delivered pursuant to Section 7.01. If the Company shall fail to so deliver such Compliance Certificate and financial statements as required pursuant to such subsections, the Applicable Margin and Commitment Fee Rate shall conclusively be presumed to equal, from the date the Company was required to deliver such Compliance Certificate and related financial statements until the date three Business Days after the Company actually delivers to the Agent such Compliance Certificate and financial statements, the highest Applicable Margin and Commitment Fee Rate set forth in the above table. Any increase or decrease in the Applicable Margin and Commitment Fee Rate as a result of the delivery of a Compliance Certificate and related financial statements shall become effective three Business Days after the date of delivery of the same to the Agent. All of the above interest rates are at a per annum rate. Notwithstanding the foregoing, through and including June 30, 1998 the Applicable Margin and Commitment Fee Rate shall not, in any event, be less than those rates resulting from the Leverage Ratio being (Less than or equal to) 2.00:1.00 and (Greater than) 2.5.0:1.00. The Applicable Margin with respect to the unpaid principal amount of each Tranche A Revolving Loan that is a Floating Rate Loan shall be specified in each applicable Tranche A Revolving Supplement Agreement.

                  The definition of Arranger in Article I of the Existing Credit Agreement is amended to read as follows:

                  "'Arranger' means BancAmerica Robertson Stephens, a Delaware corporation."

                  The definition of Available Net Equity Proceeds in Article I of the Existing Credit Agreement is amended by deleting the comma after the reference to subsection 8.04(c) and by deleting the reference to subsection 8.05(l) on lines 27 and 28, respectively, of page 4.

                  The definition of Bank in the Existing Credit Agreement is amended by deleting the word "and" immediately before the phrase "each Issuing Bank" and substituting in lieu thereof a comma and inserting the following immediately after the phrase "each Issuing Bank":

         "and the Designated Lenders, if any; provided, however, that the term "Bank" shall exclude each Designated Lender when used in reference to a Loan (except to the extent a Designated Lender is the obligee of a Loan actually funded by it pursuant to subsections 2.01(e) or 3.03(a) hereof), the Commitments or terms relating to the Loans (except as noted above) and the Commitments"

                  The  following   definitions   shall  be  inserted  after  the
definition of Default in the Existing Credit Agreement:

                  "'Designated Lender' means a special purpose corporation that is provided liquidity and/or credit support by the Designating Lender for such Designated Lender, is organized under the laws of any state of the United States and that (a) shall have become a party to this Agreement pursuant to subsection 11.08(f), and (b) is not otherwise a Bank.

                  'Designated Lender Note' means a promissory note of the Company, substantially in the form of Exhibit F-1, F-2 or F-4 hereto, as applicable, evidencing the obligation of the Company to repay Loans made by a Designated Lender, and "Designated Lender Notes" means any and all such promissory notes issued hereunder.

                  'Designating Lender' shall mean each Bank that shall designate a Designated Lender pursuant to subsection 11.08(f) hereof.

                  'Designation Agreement' means a designation agreement in substantially the form of Exhibit L attached hereto, entered into by a Bank and a Designated Lender and accepted by the Company and the Agent."

                  The  following   definition   shall  be  inserted   after  the
definition of Domestic Subsidiary Guarantor in the Existing Credit Agreement:

                  "'EBIT' means, for any period, the sum (without duplication) of

                  (a)  Net Income;

         plus

                  (b) the amount deducted, in determining Net Income, of all income taxes (whether paid or deferred) of the Company and its Subsidiaries;

         plus

                  (c)  Interest   Expense   (including   amortization   of  debt
         discount);

         plus

                  (d) the amount deducted, in determining Net Income, of all non-recurring, noncash charges for which no cash outlays have been made at the time of such noncash charges or will be made thereafter."

                  The definition of Existing Credit Documents in Article I of the Existing Credit Agreement is deleted in its entirety.

                  The definition of Fixed Charge Coverage Ratio in Article I of the Existing Credit Agreement is deleted in its entirety.

                  The definition of Foreign Obligations in Article I of the Existing Credit Agreement is amended by deleting the phrase "and each Foreign Subsidiary Guarantor" on lines 44 and 45 of page 13.

                  The definition of Foreign Subsidiary Guarantor in Article I of the Existing Credit Agreement is deleted in its entirety.

                  The  following   definition   shall  be  inserted   after  the
definition of  Intercompany  Subordinated  Indebtedness  in the Existing  Credit
Agreement:

                  "'Interest Coverage Ratio' means, at the end of any fiscal quarter, the ratio of EBIT to Interest Expense."

                  The definition of L/C Commitment Amount in Article I of the Existing Credit Agreement is amended to read as follows: the reference to $10,000,000 on line 23 of page 18 is amended to read "$75,000,000."

                  The  definition  of Loan in Article I of the  Existing  Credit
Agreement  is  amended  by  inserting  the  phrase  "or  a  Designated   Lender"
immediately after the word "Bank" on line 36 of page 20.

                  The  definition  of Tranche B Revolving  Commitment  Amount in
Article I of the Existing Credit Agreement is amended to read as follows: the reference to $120,000,000 on line 6 of page 33 is amended to read "$270,000,000."

           Amendments to Section 2.01. Section 2.01 of the Existing Credit Agreement shall be amended as follows:

                  Subsection 2.01(a) of the Existing Credit Agreement shall be amended by adding thereto the following provisions at the end thereof:

         "It is agreed that the 'Term Loans' under the Existing Credit Agreement shall, upon the Effective Date of Amendment No. 2 to this Agreement, be repaid, together with accrued interest thereon, with the proceeds of Tranche B Revolving Loans under the Amended Credit Agreement made in accordance with the terms and provisions of subsection 2.01(c). Promptly after the Effective Date, each Term Loan Bank shall return its Term Loan Note to the Agent which shall deliver the same to the Company for cancellation."

                  Section 2.01 of the Existing Credit Agreement shall be amended by inserting the following new subsection 2.01(e) immediately after subsection 2.01(d):

                  "(e) Loans by Designated Lenders. For any Bank which is a Designating Lender, any Loan to be made by such Bank may from time to time be made by its Designated Lender in such Designated Lender's sole discretion, and nothing herein shall constitute a commitment to make Loans by such Designated Lender; provided that if any Designated Lender elects not to, or fails to, make any such Loan, its Designating Lender hereby agrees that it shall make such Loan pursuant to the terms hereof. Any Loan actually funded by a Designated Lender shall constitute a utilization of the applicable Tranche A Revolving Commitment, Tranche B Revolving Commitment, Swing Line
         Commitment and/or L/C Commitment of its Designating Lender for all purposes hereunder."

           Amendments to Section 2.14. Section 2.14 of the Existing Credit Agreement shall be amended as follows:

                  Subsection 2.14(a) of the Existing Credit Agreement is amended by inserting the phrase "or in the case of a Domestic Bank that is a Designating Lender, its Designated Lender" immediately after the word "Bank" on line 26 of page 50, by inserting the phrase "or Designated Lender, as the case may be," immediately after the word "Bank" on line 28 of page 50, by inserting the phrase "or Designated Lender" immediately after the word "Bank" on lines 31 and 33 of page 50, and by inserting the phrase "or Designated Lender's" immediately after the word "Bank's" on line 37 of page 50.

                  Subsection 2.14(b) of the Existing Credit Agreement is amended by inserting the phrase "or Designated Lender" immediately after the word "Bank" on lines 45 and 46 of page 50 and lines 1 and 2 of page 51.

           Amendments to Section 3.03. Section 3.03 of the Existing Credit Agreement shall be amended as follows:

                  Subsection 3.03(a) of the Existing Credit Agreement is amended as follows:

                  (i) By inserting the following immediately after the end of the first sentence on line 37 of page 55:

                  "For any Tranche B Revolving Bank which is a Designating Lender, any such purchase of a participation in a Letter of Credit and each drawing thereunder to be made by such Bank may from time to time be made by its Designated Lender in such Designated Lender's sole discretion, and nothing herein shall constitute a commitment to make such purchases by such Designated Lender; provided that if any Designated Lender elects not to, or fails to, make any such purchase, its Designating Lender hereby agrees that it shall make such purchase pursuant to the terms hereof."; and

                  (ii) By deleting the reference to subsection 2.01(c) on line 37 of page 55 and inserting in lieu thereof the reference "subsections 2.01(c) and (e)".

                  Subsection 3.03(b) of the Existing Credit Agreement is amended by inserting the phrase "or their Designated Lenders, as the case may be," immediately after the word "Banks" on line 5 of page 56.

                  Subsection 3.03(c) of the Existing Credit Agreement is amended by inserting the phrase "or its Designated Lender, as the case may be," immediately after the word "Bank" on line 12 of page 56, by inserting the phrase "or its Designated Lender, as the case may be," immediately after the word
"notified" on line 18 of page 56, by inserting the phrase "or Designated Lender's" immediately after the word "Bank's" on line 21 of page 56, and by inserting the phrase "or Designated Lender" immediately after the word "Bank" on line 25 of page 56.

                  Subsection 3.03(d) of the Existing Credit Agreement is amended by inserting the phrase "or Designated Lender's" immediately after the word "Bank's" on line 33 of page 56.

                  Subsection 3.03(e) of the Existing Credit Agreement is amended by inserting the phrase "or any Designated Lender" immediately after the word "Bank" on line 43 of page 56.

           Amendment to Subsection 7.12(a). Subsection 7.12(a) of the Existing Credit Agreement shall be amended in its entirety to read as follows:

                  "(a) The Borrowers shall use all proceeds of

                           (i) the Tranche A Revolving Loans for (A) working capital purposes of the Borrowers and (B) consummating Permitted Acquisitions; provided, however, that notwithstanding the foregoing, the proceeds of the Tranche A Revolving Loans to Sola Optical Singapore Pte Ltd. shall only be used for the purpose of financing direct exports from and imports into Singapore and economic activities in Singapore, and not any activities which would violate the guidelines of the Monetary Authority of Singapore as set forth in the Notice to Banks, MAS 621, dated July 18, 1992;

                           (ii) the Tranche B Revolving Loans for (A) refinancing the Term Loans as provided in subsection 2.01(a), (B) repurchasing the Subordinated Notes, (C) working capital purposes of the Borrowers and (D) consummating Permitted Acquisitions; and

                           (iii) the Swing Line Loans for working capital purposes of the Borrowers."

           Amendment to Section 7.13. Section 7.13 of the Existing Credit Agreement shall be amended by inserting the clause "which is incorporated in any State of the United States or the District of Columbia" immediately after the word "Person" on Line 20 of page 82, by inserting the word "Domestic" immediately after the word "such" on Line 21 of page 82 and by deleting the phrase "subject to the first sentence of this Section 7.13," on lines 28 and 29 of page 82.

           Amendment to Subsection 8.05(l). Subsection 8.05(l) of the Existing Credit Agreement shall be amended in its entirety to read as follows:

                  "(l) other unsecured Indebtedness in an aggregate amount not to exceed at any time $150,000,000."

           Amendment to Section 8.10. Section 8.10 of the Existing Credit Agreement shall be amended by deleting the period at the end of clause (vi) in line 24 of page 91 and inserting in lieu thereof a semi-colon and by adding thereafter the following additional proviso:

         "provided, however, that the limitations in the immediately preceding proviso shall not apply to the repurchase of Subordinated Notes outstanding at September 30, 1997 effected otherwise in accordance with the terms and provisions of this subsection 8.10(vi)."

           Amendment to Subsection 8.12(a). Subsection 8.12(a) of the Existing Credit Agreement shall be amended in its entirety after the caption thereof to read as follows:

         "The Company shall not permit the Leverage Ratio to be greater than 3.20:1.00 as of the last day of each fiscal quarter occurring on September 30, 1997 and thereafter."

           Amendment to Subsection 8.12(b). Subsection 8.12(b) of the Existing Credit Agreement shall be amended in its entirety to read as follows:

                           "(b) Interest Coverage Ratio. The Company shall not permit its Interest Coverage Ratio to be less than 1.50:1.00 as of the last day of each fiscal quarter ending on September 30, 1997 and thereafter."

           Amendment to Subsection 8.12(c). Subsection 8.12(c) of the Existing Credit Agreement shall be amended as follows: the references to the Closing Date on lines 10, 12 and 16 of page 92 are amended to read "June 30, 1997".

           Amendment to Article X. Article X of the Existing Credit Agreement shall be amended as follows:

                  Section 10.03 of the Existing Credit Agreement is amended by inserting the phrase "or Designated Lender" immediately after the word "Bank" on line 6 of page 98.

                  Subsection 10.04(a) of the Existing Credit Agreement is amended by inserting the phrase "or Designated Lenders" immediately after the word "Banks" on line 20 of page 98, and by inserting the phrase "and Designated Lenders" immediately after the word "Banks" on line 26 of page 98.

                  Subsection 10.04(b) of the Existing Credit Agreement is amended by inserting the phrase "and each Designated Lender" immediately after the word "Agreement" on line 29 of page 98, by inserting the phrase "or such Designated Lender's Designating Lender" immediately after the word "Bank" on line 31 of page 98 and by inserting the phrase "and such Designated Lender's Designating Lender" immediately after the word "Bank" on line 32 of page 98.

                  Section 10.06 of the Existing Credit Agreement is amended by inserting the phrase "and Designated Lender" immediately after the word "Bank" on line 1 of page 99, by inserting the phrase "or Designated Lender" immediately after the phrase "any Bank" on line 4 of page 99, by inserting the phrase "and Designated Lender" immediately after the phrase "Each Bank" on line 4 of page 99, by inserting the phrase "and Designated Lender" immediately after the word "Bank" on line 11 of page 99, and by inserting the phrase "or Designated Lender" immediately after the word "Bank" on line 18 of page 99.

                  Section 10.07 of the Existing Credit Agreement is amended by inserting the phrase "and Designated Lenders" immediately after the word "Banks" on line 24 of page 99, and by inserting the following immediately after the word "misconduct" on line 29 of page 99:

         "; and provided further that no Designated Lender shall be liable for any payment under this Section 10.07 so long as, and to the extent that, its Designating Lender makes such payments".

                  Section 10.08 of the Existing Credit Agreement is amended by inserting the phrase "and Designated Lenders" immediately before the word "acknowledge" on line 43 of page 99.

           Amendment to Section 11.01. Section 11.01 of the Existing Credit Agreement shall be amended by inserting the following at the end thereof:

         "Each Designating Lender may act on behalf of its Designated Lender with respect to any and all rights of its Designated Lender to grant or withhold any consent hereunder to the fullest extent it has been so delegated to act by its Designated Lender pursuant to its Designation Agreement, including, without limitation, any rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, which amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to this Section 11.01."

           Amendment to Section 11.08. Section 11.08 of the Existing Credit Agreement shall be amended by inserting the following new subsections 11.08(f) and (g) immediately after subsection 11.08(e):

                  "(f) Any Bank may at any time designate not more than one Designated Lender to fund all, or any portion, of such Bank's Pro Rata Share of Loans on behalf of such Designating Lender subject to the terms of this subsection 11.08(f), and the provisions of subsections 11.08(a), (b) and (c) hereof shall not apply to such designation. No Bank may have more than one Designated Lender at any time. Such designation may occur only by the execution by such Bank and Designated Lender of a Designation Agreement. The parties to each such designation shall execute and deliver to the Agent and the Company for their acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender and consented to by the Company, the Agent will accept such Designation Agreement and will give, within five (5) Business Days of receipt of such Designation Agreement, written notice thereof to the Company and the other Banks, whereupon, upon the Agent's receipt from the Designating Lender of such Designating Lender's Note for cancellation and the Agent's confirmation of such receipt to the Company, (i) the Company shall execute and deliver to the Agent for forwarding to the Designating Lender a Designated Lender Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make Loans on behalf of its
         Designating  Lender  pursuant to subsections  2.01(e) and 3.03(a),  and
         (iii) the Designated Lender shall not be required to make payments with respect to any obligations under this Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Company, the Agent and the Banks for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 10.07 hereof and any sums otherwise payable to the Company by the Designated Lender. Each Designating Lender, or a specified branch or affiliate thereof, shall serve as the administrative agent of its Designated Lender and shall on behalf of its Designated Lender: (i) receive any and all payments made for the benefit of such Designated Lender, (ii) give and receive all communications and notices hereunder and under the other Loan Documents, including, without limitation, furnishing to such Designated Lender copies of all financial statements, certificates and other information furnished by the Company to the Agent for the Banks hereunder, and (iii) take all actions required or permitted to be taken by a Designated Lender hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Credit Agreement and the other Loan Documents, including, without limitation, the exercise of any rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document which amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section
         11.01. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by a Designating Lender, or specified branch or affiliate thereof, as administrative agent for its Designated Lender and need not be signed by such Designated Lender on its own behalf. The Company, the Agent and the Banks may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. Without limiting the generality of the foregoing two sentences, the signature of the Designating Lender on any such notice, communication, vote, approval, waiver, consent or amendment shall be deemed to bind irrevocably the Designated Lender. Notwithstanding any designation hereunder, the Agent, the Company and the Issuing Lender may continue to deal solely and directly with the Designating Lender in connection with any and all matters relating to such designation and the Designating Lender's and the Designated Lender's respective rights and obligations hereunder and under the other Loan Documents, including, without limitation, voting rights, and, except as expressly set forth herein with respect to processing Designation Agreements, the Agent shall have no duties or responsibilities of any type to the Designating Lender, the Designated Lender or any other Person with respect to any designation hereunder, including, without limitation, duties of record keeping, monitoring, tracking, identification, notification or payment or other handling of funds directly or indirectly on behalf of the Designated Lender. No Designated Lender may assign, transfer or otherwise dispose of its interest hereunder or under any other Loan Document, other than to its Designating Lender. The Designating Lender shall provide prompt written notice of any such assignment, transfer or other disposition to the Agent.

                  (g) Each of the Company, the Banks and the Agent agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender."

         Amendments to Section 11.09. Section 11.09 of the Existing Credit Agreement shall be amended as follows:

                  Subsection 11.09(a) of the Existing Credit Agreement is amended by deleting the word "Borrowers" on line 27 of page 105 and inserting in lieu thereof the word "Company", by deleting therefrom all of clause (ii) and by deleting the phrase "each Borrower and Subsidiary Guarantor" on line 17 of page 106 and inserting in lieu thereof the phrase "the Company and each Subsidiary Guarantor".

                  Subsection 11.09(b) of the Existing Credit Agreement is amended by deleting the phrase "Each Borrower and Subsidiary Guarantor" on line 23 of page 106 and inserting in lieu thereof the phrase "The Company and each Subsidiary Guarantor", by deleting the subsection reference "(i)" on line 27 of page 106 and by deleting the comma, the word "and" immediately before the subsection reference (ii) and all of clause (ii) on lines 30 through 34 of page 106 and inserting in lieu thereof a period.

                  Subsection 11.09(c) of the Existing Credit Agreement is amended by deleting the phrase "each Borrower and Subsidiary Guarantor" on lines 38 and 39 of page 106 and inserting in lieu thereof the phrase "the Company and each Subsidiary Guarantor", by deleting the phrase "Each Borrower and Subsidiary Guarantor" on line 40 of page 106 and inserting in lieu thereof the phrase "The Company and each Subsidiary Guarantor", by deleting the phrase "Borrower and Subsidiary Guarantor" on line 41 of page 106 and inserting in lieu thereof the word "Person", by deleting the phrase "each Borrower and Subsidiary Guarantor" on lines 44 and 45 of page 106 and inserting in lieu thereof the phrase "the Company and each Subsidiary Guarantor", and by deleting the phrase "each Borrower and Subsidiary Guarantor" on line 40 of page 107 and inserting in lieu thereof the phrase "the Company and each Subsidiary Guarantor".

                  Subsection 11.09(d) of the Existing Credit Agreement is amended by deleting the phrase "Each Borrower and Subsidiary Guarantor" on line 4 of page 108 and inserting in lieu thereof the phrase "The Company and each Subsidiary Guarantor" and by deleting the phrase "Borrower and Subsidiary Guarantor" on line 7 of page 108 and inserting in lieu thereof the word "Person".

                  Subsection 11.09(e) of the Existing Credit Agreement is amended by deleting the phrase "Each Borrower and Subsidiary Guarantor" on line 11 of page 108 and inserting in lieu thereof the phrase "The Company and each Subsidiary Guarantor" and by deleting the phrase "Borrower and Subsidiary
Guarantor"  on line 13 of  page  108 and  inserting  in lieu  thereof  the  word
"Person".

                  Subsection 11.09(f) of the Existing Credit Agreement is amended by deleting the phrase "Each Borrower and Subsidiary Guarantor" on line 18 of page 108 and inserting in lieu thereof the phrase "The Company and each Subsidiary Guarantor", by deleting the phrase "any Borrower and Subsidiary Guarantor" on line 28 of page 108 and inserting in lieu thereof the phrase "the Company or any Subsidiary Guarantor", by deleting the phrase "Borrower and Subsidiary Guarantor" on line 29 of page 108 and inserting in lieu thereof the word "Person", by deleting the phrase "Borrower and Subsidiary Guarantor, as the case may be" on line 32 of page 108 and inserting in lieu thereof the word "Person", by deleting the references to Sola Optical Partners, Sola Corporation Limited and Sola Optical Holdings Pty.

Ltd. on lines 34 and 35 of page 108, by deleting the phrase "Borrower and Subsidiary Guarantor, as the case may be" on lines 36 and 37 of page 108 and inserting in lieu thereof the word "Person", and by deleting the phrase "Each Borrower and Subsidiary Guarantor" on line 37 of page 108 and inserting in lieu thereof the phrase "The Company and each Subsidiary Guarantor".

                  Subsection 11.09(g) of the Existing Credit Agreement is amended by deleting the references to Sola Optical Partners, Sola Corporation Limited and Sola Optical Holdings Pty. Ltd. in clause (iii) on lines 21 through 23 of page 109.

           Amendment to Section 11.10. Section 11.10 of the Existing Credit Agreement shall be amended by inserting the following at the end thereof:

         "The provisions of this Section 11.10 shall be binding upon each Designated Lender to the same extent as if it were a Bank hereunder."

           Amendments to Exhibits. The following schedules and exhibits to the Existing Credit Agreement are revised to read as indicated in the revised schedules and exhibits attached to this Amendment and new Exhibit L in the form attached to this Amendment is added to the Credit Agreement:


         Revised Schedule 2.01           Commitments

         Revised Schedule 6.15           Subsidiaries

         Revised Schedule 11.02          Lending Offices; Payment Offices;
                                         Addresses for Notices

         Revised Exhibit C               Form of Compliance Certificate

         Revised Exhibit F-2             Form of Tranche B Revolving Note.

         Revised Exhibit G               Form of Tranche A Extension Request

         Revised Exhibit H               Form of Joinder in Credit Agreement

         Exhibit L                       Form of Designation Agreement


                  Fees. The Company shall pay to the Agent the fees described in the letter from the Company to the Arranger dated October 2, 1997.


                         REPRESENTATIONS AND WARRANTIES

         In order to induce  the Banks to make the  amendments  provided  for in
Article I, each of the Company, the Tranche A Revolving Borrowers and the Subsidiary Guarantors hereby (a) represents and warrants that (i) each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date), (ii) both immediately before and after giving effect to the provisions of this Amendment, no Default or Event of Default has occurred and is continuing and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in this Article II shall constitute an immediate Event of Default.

                     CONDITIONS TO EFFECTIVENESS; EXPIRATION

           Effective Date. This Amendment shall become effective on such date (herein called the "Effective Date") when the conditions set forth in this
Section 3.1 have been satisfied.

           Execution of Amendment. The Agent shall have received counterparts of this Amendment duly executed and delivered on behalf of the Company, the Tranche A Revolving Borrowers, the Subsidiary Guarantors and all of the Banks listed on the signature pages hereof.

           Resolutions. The Company shall have delivered to the Agent copies of the resolutions of the Company's and each Subsidiary Guarantor's board of directors authorizing the execution, delivery and performance of this Amendment, certified as of the Effective Date by the Secretary or Assistant Secretary of each such Person.

           Organization  Documents;   Good  Standing.  The  Company  shall  have
delivered to the Agent with copies for each of the Banks: (i) the articles or certificate of incorporation and the by-laws of the Company and each Subsidiary Guarantor as in effect on the Effective Date, certified by the Secretary of State (or similar applicable Governmental Authority) of its jurisdiction of incorporation as of a date reasonably near to the Effective Date as being true and correct and by the Secretary or Assistant Secretary of the Company or each such Subsidiary Guarantor, as the case may be, as being true and correct as of the Effective Date; and (ii) a good standing and tax good standing certificate for the Company and each Subsidiary Guarantor from the Secretary of State (or similar applicable Governmental Authority) of its state or other jurisdiction of incorporation and a good standing certificate in each jurisdiction where the Company or each such Subsidiary Guarantor is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile, dated the Effective Date.

           Certificate.   The  Agent  and  the  Banks  shall  have   received  a
certificate signed by a Responsible Officer, dated as of the Effective Date, as to matters set forth in Article II of this Amendment.

           Notes. The Agent shall have received for Banque Nationale de Paris and The Dai-Ichi Kangyo Bank, Limited, San Francisco Agency new Tranche B Revolving Notes executed by the Company and reflecting to the satisfaction of the Agent and the Banks the transactions hereby contemplated.

           Legal Opinion. The Agent shall have received an opinion, dated as of the Effective Date, of Fried, Frank, Harris, Shriver & Jacobson, counsel to the Company, the Subsidiary Guarantors and the Tranche A Revolving Borrowers, and addressed to the Agent and the Banks, substantially in the form of Exhibit A hereto.

           Banks' Fees. The Company shall have paid to the Agent for the account of the Banks the participation fee described in the letter from the Company to the Agent dated October 2, 1997.

           Accrued Interest and Fees. The Company shall have paid to the Agent for the account of the Banks all accrued and unpaid interest on Tranche B Loans and Term Loans outstanding on the Effective Date and all accrued and unpaid commitment fees and letter of credit fees payable by the Company in respect of each Bank's Tranche B Revolving Commitment and L/C Commitment, calculated for the period ending on the Effective Date.

           Repayment of Certain Tranche B Revolving Loans. The Company shall have repaid the Tranche B Revolving Loans made by Deutsche Bank AG Los Angeles Branch and/or Cayman Islands Branch and The Long Term Credit Bank of Japan, Ltd. outstanding on the Effective Date, together with accrued interest thereon.

           Arranger Fee. The Company shall have paid to the Arranger the arrangement fee described in the letter from the Company to the Arranger dated October 2, 1997.

           Expiration. If the Effective Date shall not have occurred on or prior to November 15, 1997, the agreements of the parties contained in this Amendment shall, unless otherwise agreed by the Banks, terminate effective immediately on such date and without further action.


                                  MISCELLANEOUS

           Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

           Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Amended Credit Agreement, including, without limitation, for purposes of construction as provided in Article I and XI thereof. Except as expressly amended, waived and consented to hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect. The amendments set forth in
Article I, shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Company, the Tranche A Revolving Borrowers or the Subsidiary Guarantors which would require the consent of any of the Banks under the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document.

           Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

           Further Assurance. The Company, the Tranche A Revolving Borrowers and the Subsidiary Guarantors shall execute and deliver, from time to time, in favor of the Agent and the Banks, such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Amendment.

           Costs and Expenses. The Company, the Tranche A Revolving Borrowers and the Subsidiary Guarantors jointly and severally agree to pay all reasonable costs and expenses incurred by the Agent (including the reasonable fees and out-of-pocket expenses of legal counsel of the Agent, including allocated costs of in-house counsel) incurred in connection with the execution and delivery of this Amendment and the other agreements and documents entered into in connection herewith.

           GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AMENDMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                           BORROWERS:
                                           ----------

                                           SOLA INTERNATIONAL INC.


                                           By: _________________________________
                                           Name:
                                           Title:


                                           SOLA IFSC
                                           SOLA INTERNATIONAL HOLDINGS LTD.
                                             (ACN007719708)
                                           SOLA OPTICAL HOLDINGS (U.K.) LIMITED
                                           SOLA OPTICAL S.A.
                                           SOLA OPTICAL GMBH
                                           SOLA HONG KONG LIMITED
                                           SOLA ADC LENSES LIMITED
                                           SOLA OPTICAL ITALIA S.P.A.
                                           SOLA OPTICAL JAPAN LIMITED
                                           SOLA OPTICAL SINGAPORE PTE. LTD.
                                           AMERICAN OPTICAL COMPANY
                                           INTERNATIONAL AG


                                           By: _________________________________
                                           Name:
                                           Title:

                                           SUBSIDIARY GUARANTOR:
                                           ---------------------

                                           AMERICAN OPTICAL LENS COMPANY


                                           By: _________________________________
                                           Name:
                                           Title:


                                           AGENT:
                                           ------

                                           BANK OF AMERICA NATIONAL
                                            TRUST AND SAVINGS ASSOCIATION,
                                            as Agent


                                           By: _________________________________
                                           Name:
                                           Title:


                                           ISSUING BANK:
                                           -------------

                                           BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, as Issuing Bank


                                           By: _________________________________
                                           Name:
                                           Title:


                                            BANKS:
                                            ------

                                            BANK OF AMERICA NATIONAL
                                             TRUST AND SAVINGS ASSOCIATION


                                           By: _________________________________
                                           Name:
                                           Title:

                                           THE BANK OF NOVA SCOTIA, as Co-Agent
                                           and as a Bank


                                           By: _________________________________
                                           Name:
                                           Title:


                                           BANKBOSTON N.A., as Co-Agent and as a
                                           Bank


                                           By: _________________________________
                                           Name:
                                           Title:

                                           NATIONSBANK OF TEXAS N.A., as
                                           Co-Agent and as a Bank


                                           By: _________________________________
                                           Name:
                                           Title:


                                           LASALLE NATIONAL BANK


                                           By: _________________________________
                                           Name:
                                           Title:


                                           SOCIETE GENERALE


                                           By: _________________________________
                                           Name:
                                           Title:

                                           BANQUE PARIBAS


                                           By: _________________________________
                                           Name:
                                           Title:


                                           By: _________________________________
                                           Name:
                                           Title:



                                           COMMERZBANK AKTIENGESELLSCHAFT,
                                           Los Angeles Branch


                                           By: _________________________________
                                           Name:
                                           Title:


                                           By: _________________________________
                                           Name:
                                           Title:


                                           WELLS FARGO BANK, NATIONAL
                                           ASSOCIATION


                                           By: _________________________________
                                           Name:
                                           Title:


                                           BANQUE NATIONALE DE PARIS


                                           By: _________________________________
                                           Name:
                                           Title:

                                           THE DAI-ICHI KANGYO BANK, LIMITED,
                                           SAN FRANCISCO AGENCY


                                           By: _________________________________
                                           Name:
                                           Title: